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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MAY 22, 2006


                         HARTFORD LIFE INSURANCE COMPANY
             (Exact name of registrant as specified in its charter)


      CONNECTICUT                        001-32293               06-0974148
(State or other jurisdiction      (Commission File Number)     (IRS Employer
     of incorporation)                                       Identification No.)


                              200 HOPMEADOW STREET
                           SIMSBURY, CONNECTICUT 06089
                    (Address of principal executive offices)
                                   (Zip Code)


       Registrant's telephone number, including area code: (860) 547-5000

                    ----------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))


|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     The following documents are filed with reference to and are hereby incorporated by reference into the Registration Statement on Form S-3 (File No. 333-130089) as declared effective by the Commission on March 31, 2006 (the "Registration Statement").

     (c)  Exhibits



 EXHIBIT
  NUMBER                        DESCRIPTION
 --------                       -----------

Exhibit 5.1         Opinion of Sidley Austin LLP.

Exhibit 5.2         Opinion of Counsel of Hartford Life Insurance Company.

Exhibit 8           Opinion of Sidley Austin LLP.

Consent 23.1        Consent of Sidley  Austin LLP  (included in Exhibit 5.1  and
                    Exhibit 8).

Consent 23.2        Consent  of  Counsel  of  Hartford  Life  Insurance  Company
                    (included in Exhibit 5.2).



                                   SIGNATURES


     PURSUANT TO THE  REQUIREMENTS  OF THE SECURITIES  EXCHANGE ACT OF 1934, THE
REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


                                             HARTFORD LIFE INSURANCE COMPANY
                                             (REGISTRANT)



DATE:  MAY 22, 2006                          BY:      /s/ JEFFREY L. JOHNSON
                                             -----------------------------------
                                             Name:    Jeffrey L. Johnson
                                             Title:   Assistant Vice President


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                                  EXHIBIT INDEX



 EXHIBIT
  NUMBER                        DESCRIPTION
 --------                       -----------

Exhibit 5.1         Opinion of Sidley Austin LLP.

Exhibit 5.2         Opinion of Counsel of Hartford Life Insurance Company.

Exhibit 8           Opinion of Sidley Austin LLP.

Consent 23.1        Consent of Sidley  Austin LLP  (included in Exhibit 5.1  and
                    Exhibit 8).

Consent 23.2        Consent  of  Counsel  of  Hartford  Life  Insurance  Company
                    (included in Exhibit 5.2).